SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                    Filed Pursuant to Section 13 or 15 (d) of
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 1, 1997


                               NFO RESEARCH, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-21460                06-1327424
-------------------------------     ----------------      ----------------------
(State or other jurisdiction of     (Commission File          (IRS Employer
        incorporation)                   Number)          Identification Number)




                                2 Pickwick Plaza
                               Greenwich, CT 06830
             ------------------------------------------------------


       Registrant's telephone number, including area code: (203) 629-8888
                                                           --------------

Item 5.      Other Events
             ------------

On April 1, 1997 NFO Research, Inc. (the "Company" or "NFO") issued 1,726,480 shares of NFO common stock in conjunction with the acquisition of 100% of the stock of Prognostics, a leading provider of survey-based quantitative customer satisfaction research to information technology companies worldwide. This transaction has been accounted for as a pooling of interests. In Item 7 attached herein the Company has restated its income statements for the years ended December 31, 1993 through December 31, 1996 and for the three months ended March 31, 1997 showing the combined results of both NFO and Prognostics. In addition, included are the restated income statements for each of the quarters in 1996. All other financial statements for prior periods will be retroactively restated in future filings.

For a complete description of the transaction, please refer to the Merger Agreement attached to the Annual Report on Form 10-K for the year ended December 31, 1996 filed on March 31, 1997 by the Company.

Item 7.      Financial Statements and Exhibits
             ---------------------------------


        RESTATED ANNUAL INCOME STATEMENTS FOR THE COMBINED OPERATIONS OF
                       NFO RESEARCH, INC. AND PROGNOSTICS



                                                  FOR YEARS ENDED DECEMBER 31:
                                       --------------------------------------------------
                                          1993         1994         1995           1996
                                       ---------    ---------     ---------     ---------
REVENUES                               $  54,994    $  65,403     $  78,171     $ 116,901
COST OF REVENUES                          23,343       28,662        34,868        51,853
SELLING, GENERAL AND ADMINISTRATIVE       20,309       23,720        28,034        42,775
DEPRECIATION EXPENSE                       1,017        1,058         1,271         1,755
AMORTIZATION OF INTANGIBLE ASSETS          2,319        2,031         2,157         2,891
                                       ---------    ---------     ---------     ---------

OPERATING INCOME                           8,006        9,932        11,841        17,627
INTEREST EXPENSE, NET                        699           45           (12)          170
OTHER EXPENSES (INCOME)                       60          258             0          (111)
EQUITY INTEREST IN NET LOSS
     OF JOINT VENTURE                          0            0             0           453
                                       ---------    ---------     ---------     ---------

INCOME BEFORE INCOME TAXES                 7,247        9,629        11,853        17,115
INCOME TAX EXPENSE                         3,322        3,664         5,072         7,645
                                       ---------    ---------     ---------     ---------
NET INCOME                             $   3,925    $   5,965     $   6,781     $   9,470
                                       =========    =========     =========     =========

EARNINGS PER SHARE                     $    0.39    $     0.5     $    0.59     $    0.75
                                       =========    =========     =========     =========

WEIGHTED AVERAGE SHARES OUTSTANDING       10,071       11,209        11,422        12,544
                                       =========    =========     =========     =========

             RESTATED QUARTERLY INCOME STATEMENTS FOR THE COMBINED OPERATIONS OF
                             NFO RESEARCH, INC. AND PROGNOSTICS

                                                 FOR THE QUARTERS ENDED:
                               ------------------------------------------------------------
                                                    1996                            1997
                               -----------------------------------------------     --------
                               MARCH 31      JUNE 30     SEPT. 30      DEC. 31     MARCH 31
                               --------     --------     --------     --------     --------
REVENUES                       $ 25,599     $ 27,827     $ 29,223     $ 34,252     $ 31,969
COST OF REVENUES                 11,598       11,974       12,587       15,694       15,258
SELLING, GENERAL AND
   ADMINISTRATIVE                 9,515        9,837       10,528       12,895       11,843
DEPRECIATION EXPENSE                411          415          450          479          467
AMORTIZATION OF INTANGIBLE
   ASSETS                           775          775          766          575          742
                               --------     --------     --------     --------     --------

OPERATING INCOME                  3,300        4,826        4,892        4,609        3,659
INTEREST EXPENSE, NET                33           43           (4)          98           16
OTHER EXPENSES (INCOME)              (8)          (4)          (9)         (90)          (9)
EQUITY INTEREST IN NET LOSS
   OF JOINT VENTURE                 130          140           75          108           78
                               --------     --------     --------     --------     --------

INCOME BEFORE INCOME TAXES        3,145        4,647        4,830        4,493        3,574
INCOME TAX EXPENSE                1,456        2,131        2,147        1,911        1,494
                               --------     --------     --------     --------     --------

NET INCOME                        1,689        2,516        2,683        2,582        2,080
                               ========     ========     ========     ========     ========

EARNINGS PER SHARE             $   0.14     $   0.20     $   0.21     $   0.20     $   0.17
                               ========     ========     ========     ========     ========

WEIGHTED AVERAGE SHARES
   OUTSTANDING                   12,329       12,439       12,485       12,613       12,323
                               ========     ========     ========     ========     ========

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: June 11, 1997                  NFO RESEARCH, INC.,



                                     By: /s/ Patrick G. Healy
                                         -------------------------------
                                         Name: Patrick G. Healy
                                         Title: EVP-Finance and
                                                Chief Financial Officer

                                  EXHIBIT INDEX

                               NFO RESEARCH, INC.


                           Current Report on Form 8-K
                                      Dated

   Exhibit No.                      Description                Page No.
   -----------                      -----------                --------


      1.                            News Release, dated           7
                                    April 1, 1997, by the
                                    Registrant.